April 16, 2010

Park National Corporation reports first quarter 2010 financial results and declares quarterly cash dividend

NEWARK, Ohio — Park National Corporation (Park) (NYSE Amex: PRK) today reported operating results for the three months ended March 31, 2010 (first quarter). Also today, Park’s board of directors approved a $0.94 per common share quarterly cash dividend, payable on June 10, 2010 to common shareholders of record as of May 26, 2010.

Net income for the first quarter of 2010 was $20.8 million, compared to $21.4 million for the same period in 2009. Net income per diluted common share was $1.30, a 9 percent decline from the $1.43 per diluted common share reported in the first quarter of 2009. First quarter 2010 net income for Park's Ohio-based operations was $28.2 million, compared to $25.4 million in the first quarter of 2009.

“We are pleased that the most severe recession since World War II seems to be behind us, with improving economic conditions in the markets our community banks serve. While our net income is not quite as strong as a year ago, we continue to perform very favorably compared to our industry and peers,” said Park Chairman C. Daniel DeLawder.

“Continued successful performance in Ohio helps us maintain our strong level of dividends,” he said. “Great employees and strong liquidity allow us to offer financial services and loans in a consistent and prudent manner, in good times as well as challenging times.”

Total non-performing loans (including loans past due 90 days and still accruing) were $242.4 million at March 31, 2010, a 2.4 percent decline from the $248.5 million in non-performing loans at December 31, 2009.

Park's loan loss provision for the first quarter of 2010 was $16.6 million, compared to $12.3 million for the same period in 2009. Of the $16.6 million loan loss provision recorded in the first quarter of 2010, $11.3 million was recorded at Vision Bank, with the remaining $5.3 million recorded within Park's Ohio-based operations. The allowance for loan losses increased by $3.0 million during the first quarter of 2010, ending the period at $119.7 million, or 2.60 percent of period-end loans.

Net loan charge-offs for the first quarter of 2010 were $13.6 million, or an annualized 1.19 percent of average loans outstanding. Net loan charge-offs in the first quarter of 2009 were $11.1 million, or 0.99 percent of average loans.

During the 2010 first quarter, Park also completed the sale of approximately $201 million of investment securities, which resulted in a pre-tax gain of $8.3 million.

Headquartered in Newark, Ohio, Park National Corporation has $7.2 billion in total assets (as of March 31, 2010). Park consists of 13 community bank divisions and two specialty finance companies. Park’s Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers & Savings Bank Division, United Bank Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division and The Park National Bank of Southwest Ohio & Northern Kentucky Division. Park’s other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance) and Guardian Finance Company.

Complete financial tables are included below.

###

Media Contacts: Bethany Lewis, Communications Specialist, 740.349.0421 or John Kozak, Chief Financial Officer, 740.349.3792

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park’s loan portfolio may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either national or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights

	2010	2009		Percent change vs.
(in thousands, except share data)	1st QTR	4th QTR	1st QTR	4Q '09	1Q '09
INCOME STATEMENT:
NET INTEREST INCOME	$67,380	$68,802	$68,233	-2.07%	-1.25%
PROVISION FOR LOAN LOSSES	16,550	25,720	12,287	-35.65%	34.70%
OTHER INCOME	16,710	16,718	19,210	-0.05%	-13.01%
GAIN ON SALE OF SECURITIES	8,304	-	-	N.M.	N.M.
TOTAL OTHER EXPENSE	47,890	46,660	45,862	2.64%	4.42%
INCOME BEFORE INCOME TAXES	$27,954	$13,140	$29,294	112.74%	-4.57%
INCOME TAXES	7,175	844	7,904	750.12%	-9.22%
NET INCOME	$20,779	$12,296	$21,390	68.99%	-2.86%
PREFERRED STOCK DIVIDENDS AND ACCRETION	1,452	1,441	1,440	0.76%	0.83%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$19,327	$10,855	$19,950	78.05%	-3.12%

MARKET DATA:
EARNINGS PER COMMON SHARE-BASIC (b)	$1.30	$0.74	$1.43	75.37%	-9.05%
EARNINGS PER COMMON SHARE-DILUTED (b)	1.30	0.74	1.43	75.37%	-9.05%
CASH DIVIDENDS PER COMMON SHARE	0.94	0.94	0.94	0.00%	0.00%
COMMON BOOK VALUE PER COMMON SHARE AT PERIOD END	41.94	41.71	40.10	0.55%	4.59%
STOCK PRICE PER COMMON SHARE AT PERIOD END	62.31	58.88	55.75	5.83%	11.77%
MARKET CAPITALIZATION	927,345	876,298	778,923	5.83%	19.05%

WEIGHTED AVERAGE COMMON SHARES - BASIC (a)	14,882,774	14,658,601	13,971,720
WEIGHTED AVERAGE COMMON SHARES - DILUTED (a)	14,882,774	14,658,601	13,971,720
COMMON SHARES OUTSTANDING AT PERIOD END	14,882,765	14,882,780	13,971,713

PERFORMANCE RATIOS:
RETURN ON AVERAGE ASSETS (a)(b)	1.11%	0.61%	1.15%	81.33%	-3.82%
RETURN ON AVERAGE COMMON EQUITY (a)(b)	12.43%	6.94%	14.66%	79.08%	-15.22%
YIELD ON LOANS	5.87%	5.91%	6.18%	-0.68%	-5.02%
YIELD ON INVESTMENTS	4.43%	4.53%	4.97%	-2.21%	-10.87%
YIELD ON EARNING ASSETS	5.45%	5.51%	5.81%	-1.09%	-6.20%
COST OF INTEREST BEARING DEPOSITS	1.15%	1.33%	1.73%	-13.53%	-33.53%
COST OF BORROWINGS	2.90%	2.68%	2.17%	8.21%	33.64%
COST OF PAYING LIABILITIES	1.49%	1.58%	1.84%	-5.70%	-19.02%
NET INTEREST MARGIN	4.22%	4.20%	4.26%	0.48%	-0.94%
EFFICIENCY RATIO	56.63%	54.24%	52.10%	4.40%	8.68%

OTHER RATIOS (NON GAAP):
RETURN ON AVERAGE TANGIBLE ASSETS (a)(b)(e)	1.12%	0.62%	1.16%	80.48%	-3.54%
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (a)(b)(c)	14.27%	8.00%	17.33%	78.37%	-17.66%
TANGIBLE COMMON BOOK VALUE PER COMMON SHARE (d)	$36.51	$36.22	$34.05	0.81%	7.23%

PARK NATIONAL CORPORATION
Financial Highlights (continued)

	March 31,	Dec. 31,	March 31,	Percent change vs.
	2010	2009	2009	4Q '09	1Q '09
BALANCE SHEET:
INVESTMENT SECURITIES	$1,941,465	$1,863,560	$2,035,622	4.18%	-4.63%
LOANS	4,597,304	4,640,432	4,561,508	-0.93%	0.78%
ALLOWANCE FOR LOAN LOSSES	119,674	116,717	101,279	2.53%	18.16%
GOODWILL AND OTHER INTANGIBLES	80,863	81,799	84,608	-1.14%	-4.43%
OTHER REAL ESTATE OWNED	45,854	41,240	34,173	11.19%	34.18%
TOTAL ASSETS	7,176,087	7,040,329	7,059,175	1.93%	1.66%
TOTAL DEPOSITS	5,268,858	5,188,052	4,920,213	1.56%	7.09%
BORROWINGS	996,686	1,053,850	1,378,686	-5.42%	-27.71%
STOCKHOLDERS' EQUITY	720,898	717,264	656,218	0.51%	9.86%
COMMON EQUITY	624,213	620,781	560,306	0.55%	11.41%
TANGIBLE COMMON EQUITY (d)	543,350	538,982	475,698	0.81%	14.22%
NONPERFORMING LOANS	230,558	233,686	158,866	-1.34%	45.13%
NONPERFORMING ASSETS	276,412	274,926	193,039	0.54%	43.19%
PAST DUE 90 DAY LOANS AND STILL ACCRUING	11,853	14,773	7,807	-19.77%	51.83%

ASSET QUALITY RATIOS:
LOANS AS A % OF PERIOD END ASSETS	64.06%	65.91%	64.62%	-2.80%	-0.86%
NONPERFORMING LOANS AS A % OF PERIOD END LOANS	5.02%	5.04%	3.48%	-0.41%	44.00%
PAST DUE 90 DAY LOANS AS A % OF PERIOD END LOANS	0.26%	0.32%	0.17%	-19.01%	50.64%
NONPERFORMING ASSETS / PERIOD END LOANS + OREO	5.95%	5.87%	4.20%	1.37%	41.73%
ALLOWANCE FOR LOAN LOSSES AS A % OF PERIOD END LOANS	2.60%	2.52%	2.22%	3.50%	17.24%
NET LOAN CHARGE-OFFS	$13,593	$19,044	$11,096	-28.62%	22.50%
NET LOAN CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (a)	1.19%	1.63%	0.99%	-26.76%	20.59%

CAPITAL & LIQUIDITY:
TOTAL EQUITY / PERIOD END ASSETS	10.05%	10.19%	9.30%	-1.39%	8.07%
COMMON EQUITY / PERIOD END ASSETS	8.70%	8.82%	7.94%	-1.35%	9.59%
TANGIBLE COMMON EQUITY (d) / TANGIBLE ASSETS (f)	7.66%	7.75%	6.82%	-1.13%	12.28%
AVERAGE EQUITY TO AVERAGE ASSETS (a)	10.26%	10.14%	9.18%	1.25%	11.83%
AVERAGE EQUITY TO AVERAGE LOANS (a)	15.75%	15.49%	14.24%	1.69%	10.60%
AVERAGE LOANS TO AVERAGE DEPOSITS (a)	88.19%	88.65%	94.20%	-0.52%	-6.39%

N.M. - Not meaningful

(a) Averages are for the quarter ended March 31, 2010, December 31, 2009 and March 31, 2009.

(b) Reported measure uses net income available to common shareholders.

(c) Net income available to common shareholders for each period divided by average tangible common equity during the period.  Average tangible common equity equals average stockholders' equity during the applicable period less (i) average preferred stock and (ii) average goodwill and other intangibles.

PARK NATIONAL CORPORATION
Financial Highlights (continued)

RECONCILIATION OF AVERAGE STOCKHOLDERS' EQUITY TO AVERAGE TANGIBLE COMMON EQUITY:

	THREE MONTHS ENDED
	March 31, 2010	Dec. 31, 2009	March 31, 2009
AVERAGE STOCKHOLDERS' EQUITY	$727,237	$717,268	$647,853
Less: Average preferred stock	96,568	96,374	95,802
Average goodwill and other intangibles	81,376	82,322	85,142
AVERAGE TANGIBLE COMMON EQUITY	$549,293	$538,572	$466,909

(d) Tangible common equity equals ending stockholders' equity less preferred stock and goodwill and other intangibles at the end of the period.

RECONCILIATION OF STOCKHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY:

	March 31, 2010	Dec. 31, 2009	March 31, 2009
STOCKHOLDERS' EQUITY	$720,898	$717,264	$656,218
Less: Preferred stock	96,685	96,483	95,912
Goodwill and other intangibles	80,863	81,799	84,608
TANGIBLE COMMON EQUITY	$543,350	$538,982	$475,698

(e) Net income available to common shareholders divided by average tangible assets. Average tangible assets equals average assets less average goodwill and other intangibles.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:

	THREE MONTHS ENDED
	March 31, 2010	Dec. 31, 2009	March 31, 2009
AVERAGE ASSETS	$7,086,333	$7,076,494	$7,059,725
Less: Average goodwill and other intangibles	81,376	82,322	85,142
AVERAGE TANGIBLE ASSETS	$7,004,957	$6,994,172	$6,974,583

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:

	March 31, 2010	Dec. 31, 2009	March 31, 2009
TOTAL ASSETS	$7,176,087	$7,040,329	$7,059,175
Less: Goodwill and other intangibles	80,863	81,799	84,608
TANGIBLE ASSETS	$7,095,224	$6,958,530	$6,974,567

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended
	March 31,
(in thousands, except share data)	2010	2009

Interest income:
Interest and fees on loans	$66,441	$69,088
Interest on:
Obligations of U.S. Government, its agencies
and other securities	20,475	23,828
Obligations of states and political subdivisions	217	422
Other interest income	69	27
Total interest income	87,202	93,365

Interest expense:
Interest on deposits:
Demand and savings deposits	1,775	2,905
Time deposits	10,650	14,374
Interest on borrowings	7,397	7,853
Total interest expense	19,822	25,132

Net interest income	67,380	68,233

Provision for loan losses	16,550	12,287

Net interest income after provision for loan losses	50,830	55,946

Other income	16,710	19,210

Gain on sale of securities	8,304	-

Other expense:
Salaries and employee benefits	25,171	25,487
Occupancy expense	3,117	3,158
Furniture and equipment expense	2,632	2,378
Other expense	16,970	14,839
Total other expense	47,890	45,862

Income before income taxes	27,954	29,294

Income taxes	7,175	7,904

Net income	$20,779	$21,390

Preferred stock dividends and accretion	1,452	1,440

Net income available to common shareholders	$19,327	$19,950

Per Common Share:
Net income - basic	$1.30	$1.43
Net income - diluted	$1.30	$1.43

Weighted average shares - basic	14,882,774	13,971,720
Weighted average shares - diluted	14,882,774	13,971,720

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

	March 31,
(in thousands, except share data)	2010	2009
Assets

Cash and due from banks	$104,065	$108,523
Money market instruments	145,995	17,844
Investment securities	1,941,465	2,035,622
Loans	4,597,304	4,561,508
Allowance for loan losses	119,674	101,279
Loans, net	4,477,630	4,460,229
Bank premises and equipment, net	69,231	68,177
Goodwill and other intangibles	80,863	84,608
Other real estate owned	45,854	34,173
Other assets	310,984	249,999

Total assets	$7,176,087	$7,059,175

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$862,143	$746,594
Interest bearing	4,406,715	4,173,619
Total deposits	5,268,858	4,920,213
Borrowings	996,686	1,378,686
Other liabilities	189,645	104,058
Total liabilities	$6,455,189	$6,402,957

Stockholders' Equity:
Preferred Stock (200,000 shares authorized in 2010 and 2009;
100,000 shares issued in 2010 and 2009)	$96,685	$95,912
Common stock (No par value; 20,000,000 shares authorized
in 2010 and 2009; 16,151,097 shares issued in 2010
and 16,151,137 in 2009)	301,207	301,210
Common stock warrants	5,361	4,297
Accumulated other comprehensive income, net of taxes	13,757	17,144
Retained earnings	429,209	445,320
Treasury stock (1,268,332 shares in 2010 and 2,179,424 shares in 2009)	(125,321)	(207,665)
Total stockholders' equity	720,898	656,218

Total liabilities and stockholders' equity	$7,176,087	$7,059,175

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended
	March 31,
(in thousands)	2010	2009
Assets

Cash and due from banks	$114,895	$128,206
Money market instruments	125,795	23,746
Investment securities	1,838,396	2,019,651
Loans	4,617,479	4,549,313
Allowance for loan losses	117,272	100,453
Loans, net	4,500,207	4,448,860
Bank premises and equipment, net	69,553	68,351
Goodwill and other intangibles	81,376	85,142
Other real estate owned	41,973	26,674
Other assets	314,138	259,095

Total assets	$7,086,333	$7,059,725

Liabilities and Stockholders' Equity

Deposits:
Noninterest bearing	$869,051	$773,512
Interest bearing	4,367,017	4,055,678
Total deposits	5,236,068	4,829,190
Borrowings	1,035,884	1,470,677
Other liabilities	87,144	112,005
Total liabilities	$6,359,096	$6,411,872

Stockholders' Equity:
Preferred stock	$96,568	$95,802
Common stock	301,208	301,210
Common stock warrants	5,361	4,297
Accumulated other comprehensive income, net of taxes	20,162	8,997
Retained earnings	429,259	445,212
Treasury stock	(125,321)	(207,665)
Total stockholders' equity	$727,237	$647,853

Total liabilities and stockholders' equity	$7,086,333	$7,059,725

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2010	2009	2009	2009	2009
(in thousands, except per share data)	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR
Interest income:
Interest and fees on loans	$66,441	$68,676	$69,339	$68,496	$69,088
Interest on:
Obligations of U.S. Government, its agencies
and other securities	20,475	21,325	22,204	23,201	23,828
Obligations of states and political subdivisions	217	286	316	393	422
Other interest income	69	78	9	2	27
Total interest income	87,202	90,365	91,868	92,092	93,365

Interest expense:
Interest on deposits:
Demand and savings deposits	1,775	2,333	2,768	2,809	2,905
Time deposits	10,650	12,269	13,362	13,800	14,374
Interest on borrowings	7,397	6,961	7,276	7,489	7,853
Total interest expense	19,822	21,563	23,406	24,098	25,132

Net interest income	67,380	68,802	68,462	67,994	68,233

Provision for loan losses	16,550	25,720	14,958	15,856	12,287

Net interest income after provision for loan losses	50,830	43,082	53,504	52,138	55,946

Other income	16,710	16,718	18,165	19,757	19,210

Gain on sale of securities	8,304	-	-	7,340	-

Other expense:
Salaries and employee benefits	25,171	24,815	25,589	25,334	25,487
Occupancy expense	3,117	2,740	2,772	2,882	3,158
Furniture and equipment expense	2,632	2,395	2,463	2,498	2,378
Other expense	16,970	16,710	15,228	19,437	14,839
Total other expense	47,890	46,660	46,052	50,151	45,862

Income before income taxes	27,954	13,140	25,617	29,084	29,294

Income taxes	7,175	844	6,418	7,777	7,904

Net income	$20,779	$12,296	$19,199	$21,307	$21,390

Preferred stock dividends and accretion	1,452	1,441	1,440	1,441	1,440

Net income available to common shareholders	$19,327	$10,855	$17,759	$19,866	$19,950

Per Common Share:
Net income - basic	$1.30	$0.74	$1.25	$1.42	$1.43
Net income - diluted	$1.30	$0.74	$1.25	$1.42	$1.43

PARK NATIONAL CORPORATION
Asset Quality Information

	QTR ended
	March 31,	Year ended December 31,
(in thousands, except ratios)	2010	2009	2008	2007	2006
Allowance for loan losses:
Allowance for loan losses, beginning of period	$116,717	$100,088	$87,102	$70,500	$69,694
Charge-offs	15,578	59,022	62,916	27,776	10,772
Recoveries	1,985	6,830	5,415	5,568	6,853
Net charge-offs	13,593	52,192	57,501	22,208	3,919
Provision for loan losses	16,550	68,821	70,487	29,476	3,927
Allowance for loan losses of acquired bank	-	-	-	9,334	798
Allowance for loan losses, end of period	$119,674	$116,717	$100,088	$87,102	$70,500

Asset Quality Ratios:
Net charge-offs as a % of average loans	1.19%	1.14%	1.32%	0.55%	0.12%
Allowance for loan losses as a % of period end loans	2.60%	2.52%	2.23%	2.06%	2.03%

Nonperforming Assets:
Nonaccrual loans	$230,498	$233,544	$159,512	$101,128	$16,004
Renegotiated loans	60	142	2,845	2,804	9,113
Loans past due 90 days or more	11,853	14,773	5,421	4,545	7,832
Total nonperforming loans	$242,411	$248,459	$167,778	$108,477	$32,949
Other real estate owned	45,854	41,240	25,848	13,443	3,351
Total nonperforming assets	$288,265	$289,699	$193,626	$121,920	$36,300
Percentage of nonperforming loans to period end loans	5.27%	5.35%	3.74%	2.57%	0.95%
Percentage of nonperforming assets to period end loans	6.27%	6.24%	4.31%	2.89%	1.04%
Percentage of nonperforming assets to period end assets	4.02%	4.11%	2.74%	1.88%	0.66%

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$233,544	$159,512	$101,128	$16,004	$14,922
New nonaccrual loans	30,252	184,181	141,749	113,720	4,949
Resolved nonaccrual loans	33,298	110,149	83,365	28,596	3,867
Nonaccrual loans, end of period	$230,498	$233,544	$159,512	$101,128	$16,004

Impaired Commercial Loan Portfolio Information:
Unpaid principal balance	$244,822	$245,092	$171,310	$100,307	$21,926
Prior charge-offs	46,175	43,949	29,967	10,226	2,446
Remaining principal balance	198,647	201,143	141,343	90,081	19,480
Specific reserves	38,739	36,721	8,875	3,492	2,002
Book value, after specific reserves	$159,908	$164,422	$132,468	$86,589	$17,478

Vision Bank Commercial Land & Development (CL&D) Loan Portfolio Information:
CL&D loans, period end	$200,112	$218,205	$251,443	$295,743
Performing CL&D loans, period end	116,672	132,788	191,712	260,195
Impaired CL&D loans, period end	83,440	85,417	59,731	35,548
Specific reserve on impaired CL&D loans	24,404	21,706	3,134	1,184
Book value of impaired CL&D loans, after specific reserve	$59,036	$63,711	$56,597	$34,364

Cumulative prior charge-offs on impaired Vision Bank CL&D loans, period end	$26,334	$24,931	$18,839	$7,399